UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)  (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

ALGER GLOBAL FOCUS FUND

ANNUAL REPORT

OCTOBER 31, 2023

Table of Contents

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter (Unaudited)	October 31, 2023

Dear Shareholders,

“Compound interest is the eighth wonder of the world. He who understands it, earns it; he who doesn’t, pays it.” – Albert Einstein

This principle resonates deeply with us at Alger, where we embrace the power of compound growth in corporate fundamentals, such as sales, earnings, and cash flow, as a cornerstone of long-term wealth creation. Our investment approach focuses on identifying companies with strong potential for sustained earnings growth over the long-term, avoiding those that we believe are “short duration” companies, or businesses with high current earnings and low potential for future long-term growth. In most instances, short duration companies, in our view, return most of their profits to shareholders because of a lack of compelling reinvestment opportunities. By investing in companies that we believe will gain market share and compound their earnings growth, we aim to position our portfolios to be resilient across varying economic conditions, thereby maximizing long-term value for our shareholders.

Reflecting on the fiscal year ended October 31, 2023, the narrative of the market was one of resilience and recovery. Following a turbulent 2022, where higher interest rates in response to elevated inflation reduced equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft-landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence (AI) contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Health Care sectors underperformed the S&P 500 Index. While there were bumps along the way, from a regional banking crisis in March 2023 to a steady rise in interest rates, the S&P 500 Index finished up 10.14% during the fiscal twelve-month period ended October 31, 2023.

In the final two months of 2022, optimism grew as core Consumer Price Index (“CPI”) readings for November and December came in below expectations, suggesting the peak of the Federal Reserve’s (the “Fed”) tightening cycle. However, persistent wage inflation and an inverted yield curve raised concerns about potential policy errors and an impending economic downturn. In December, Fed Chairman Jerome Powell affirmed a “higher-for-longer” stance for interest rates and forecasted a terminal rate above 5.0%, casting doubts on the stock market’s recovery.

As we moved into 2023, however, the first quarter saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Fed slowed down its rate hikes to 25 basis points, a reduction from December’s 50 basis point hike. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate these market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter, U.S. economic data released in June reinforced the soft-landing-narrative with signs of (1) disinflation, as evidenced by the May CPI report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong first half rally in 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft-landing lifting equity markets in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, where the yield of the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully over the past year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by the term premium (i.e., the additional yield that investors demand for lending money for longer periods of time) and less so on rising inflation expectations during the third quarter.

On the monetary policy front, after a 25 basis point rate hike in July that met expectations, the Fed held rates steady at its September meeting, bringing the Federal Funds rate to 5.25-5.50%. In October, U.S. equities fell in large part due to rising interest rates, with the yield of the U.S. 10-year note increasing by approximately 30 basis points to 4.88%. Higher bond yields were driven by several factors, such as an increase in U.S. Treasury issuance and a reinforced stance on a higher-for-longer Fed policy, bolstered by a robust September retail sales report and better-than-expected U.S. GDP data for the third quarter. Further, the average 30-year fixed mortgage rate reached new multi decade highs of 8.06%, as of October 31, 2023, helping drive mortgage demand from homebuyers to the lowest level since 1995.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended October 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan's economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex-USA Index rose 12.66% during the fiscal twelve-month period ended October 31, 2023, with the Financials and Consumer Discretionary sectors showing strong results, while the Real Estate and Utilities sectors saw weaker performance. Within Emerging Markets, encouraging market sentiment stemmed from Chinese officials abandoning their 'Zero-Covid' policy in late 2022, indicating an earlier-than-expected re-opening of the economy. While renewed concerns about China’s property sector and weaker-than-expected economic recovery data curtailed investor enthusiasm in the first half of 2023, better-than-feared third quarter GDP data emerged in October. As such, the MSCI Emerging Markets Index was up 11.26% during the fiscal twelve-month period ended October 31, 2023. Strong performance within the Consumer Discretionary and Information Technology sectors was partially offset by relative weakness in the Materials and Utilities sectors.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe this strategy embodies Albert Einstein’s wisdom, harnessing the powerful force of compound interest to help our shareholders achieve their long-term investment goals.

Portfolio Matters

Alger Global Focus Fund

The Alger Global Focus Fund returned 4.07% for the fiscal twelve-month period ended October 31, 2023, compared to the 11.06% return of the MSCI ACWI Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Consumer Discretionary and Health Care sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Eli Lilly and Co.; Ferrari NV; ASML Holding NV; and Nu Holdings Ltd. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. Microsoft’s CEO expects technology spending as a percent of GDP to jump from about 5% now to 10% in 10 years and that Microsoft will continue to capture market share within the technology sector. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). While the company reported operating results that met consensus estimates, their investment in OpenAI’s ChatGPT captured the attention of investors, contributing to positive performance. Throughout the period, Microsoft surprised investors with continual rollouts of new AI capabilities across the company’s portfolio (e.g., Bing, GitHub, Teams, Office 365). Moreover, the company witnessed significant growth in its Intelligent Cloud segment, as Azure continues to expand its market share. Despite the encouraging results throughout the period, demand challenges stemming from companies looking to optimize their cloud spending led to a deceleration in cloud growth during their fiscal fourth quarter, compared to the previous quarter. Acknowledging that cloud optimization may curb the company’s growth in the short term, we remain confident about the company’s prospects going forward, particularly in the realm of AI adoption. Further, Microsoft CEO Satya Nadella has recently indicated that substantial revenue contributions from AI could begin to materialize around the first half of 2024.

Detractors from Performance

The Industrials and Communication Services sectors were the largest detractors from relative performance. Regarding individual positions, Alfen NV; VERBIO Vereinigte BioEnergie  AG; Teleperformance SA; Insulet Corp.; and Arezzo Industria e Comercio S.A. were among the top detractors from absolute performance.

VERBIO Vereinigte BioEnergie is a leading producer of the complete range of biofuels (biodiesel, bioethanol and biomethane) and byproducts at industrial scale. The company benefits from environmental protection tailwinds and an increasing effort to curb greenhouse gas emissions globally. Moreover, with biomethane serving as a direct substitute for natural gas, there is heightened investor focus on VERBIO’s ability to scale and serve as a solution to a potential energy crisis in Europe. During the period, shares detracted from performance as natural gas prices plummeted due to warmer-than-expected temperatures in Europe and the region’s ability to maintain high levels of gas storage throughout the winter. As a result, demand for biomethane slowed during the period, which negatively impacted company results.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Performance of the Fund represents the twelve-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal twelve-month period ended October 31, 2023.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Fund’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI Index captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

●	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets (DM) countries (excluding the U.S.) and Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through October 31, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named Alger Global Growth Fund. Performance prior to March 28, 2018 reflects a different investment strategy and does not reflect the Fund's current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(1.41)%	4.26%	4.21%
Class C	2.31%	4.60%	3.99%
Class I	4.32%	5.69%	5.05%
Class Z	4.63%	5.91%	5.28%
MSCI ACWI Index	11.06%	8.00%	7.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Performance prior to March 28, 2018 reflects a different investment strategy and does not reflect the Fund’s current investment strategies and investment personnel. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2023 (Unaudited)

Alger Global Focus
COUNTRY	Fund
Australia	3.4%
Brazil	3.9
China	3.6
France	7.2
Germany	3.9
India	6.8
Ireland	2.0
Italy	5.0
Japan	4.4
Netherlands	4.9
Norway	1.3
Spain	2.1
Switzerland	1.8
United Kingdom	2.3
United States	45.7
Cash and Net Other Assets	1.7
100.0%

†	Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—98.3%	SHARES	VALUE
AUSTRALIA—3.4%
APPLICATION SOFTWARE—1.1%
WiseTech Global Ltd.	5,300	$197,326
HEALTHCARE TECHNOLOGY—2.3%
Pro Medicus Ltd.	8,100	385,827
TOTAL AUSTRALIA
(Cost $474,707)		583,153
BRAZIL—3.9%
DIVERSIFIED BANKS—2.6%
NU Holdings Ltd., Cl. A*	53,000	434,600
FOOTWEAR—1.3%
Arezzo Industria e Comercio SA	19,100	221,242
TOTAL BRAZIL
(Cost $518,466)		655,842
CHINA—3.6%
AUTOMOBILE MANUFACTURERS—2.1%
BYD Co., Ltd., Cl. H	11,814	359,275
HOTELS RESORTS & CRUISE LINES—1.5%
Trip.com Group Ltd.#,*	7,200	244,800
TOTAL CHINA
(Cost $547,262)		604,075
FRANCE—7.2%
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
LVMH Moet Hennessy Louis Vuitton SE	435	311,459
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Teleperformance	1,975	227,229
LIFE SCIENCES TOOLS & SERVICES—1.7%
Eurofins Scientific SE	5,550	281,610
OIL & GAS STORAGE & TRANSPORTATION—2.4%
Gaztransport Et Technigaz SA	3,165	404,874
TOTAL FRANCE
(Cost $1,204,440)		1,225,172
GERMANY—3.9%
AEROSPACE & DEFENSE—2.3%
Hensoldt AG	13,400	397,109
OIL & GAS REFINING & MARKETING—1.6%
VERBIO Vereinigte BioEnergie AG	7,928	268,317
TOTAL GERMANY
(Cost $726,999)		665,426
INDIA—6.8%
DIVERSIFIED BANKS—2.3%
HDFC Bank Ltd.#	6,800	384,540
HOTELS RESORTS & CRUISE LINES—2.5%
MakeMyTrip Ltd.*	11,000	426,030

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.3% (CONT.)	SHARES	VALUE
INDIA—6.8% (CONT.)
PACKAGED FOODS & MEATS—2.0%
Patanjali Foods Ltd.	21,000	$344,917
TOTAL INDIA
(Cost $1,106,382)		1,155,487
IRELAND—2.0%
PACKAGED FOODS & MEATS—2.0%
Kerry Group PLC, Cl. A	4,300	332,180
(Cost $482,357)
ITALY—5.0%
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Moncler SpA	4,003	207,924
AUTOMOBILE MANUFACTURERS—3.8%
Ferrari NV	2,100	633,444
TOTAL ITALY
(Cost $456,225)		841,368
JAPAN—4.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.5%
Keyence Corp.	1,100	425,831
SEMICONDUCTOR MATERIALS & EQUIPMENT—1.9%
Lasertec Corp.	2,000	330,360
TOTAL JAPAN
(Cost $710,122)		756,191
NETHERLANDS—4.9%
HEAVY ELECTRICAL EQUIPMENT—1.2%
Alfen Beheer BV*	6,475	204,144
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.7%
ASML Holding NV	1,041	625,825
TOTAL NETHERLANDS
(Cost $1,348,614)		829,969
NORWAY—1.3%
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Aker Carbon Capture ASA*	235,219	223,650
(Cost $542,265)
SPAIN—2.1%
BIOTECHNOLOGY—2.1%
Grifols SA#,*	44,000	355,960
(Cost $502,296)
SWITZERLAND—1.8%
SPECIALTY CHEMICALS—1.8%
Sika AG	1,300	311,086
(Cost $235,515)
UNITED KINGDOM—2.3%
FINANCIAL EXCHANGES & DATA—2.3%
London Stock Exchange Group PLC	3,850	388,430
(Cost $350,687)

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.3% (CONT.)	SHARES	VALUE
UNITED STATES—45.7%
APPLICATION SOFTWARE—11.0%
Adobe, Inc.*	893	$475,130
Intuit, Inc.	1,900	940,405
Salesforce, Inc.*	2,275	456,888
		1,872,423
BROADLINE RETAIL—5.0%
Amazon.com, Inc.*	6,400	851,776
CONSUMER FINANCE—4.0%
American Express Co.	4,600	671,738
FINANCIAL EXCHANGES & DATA—4.5%
MSCI, Inc., Cl. A	1,635	770,984
HEALTHCARE EQUIPMENT—1.7%
Insulet Corp.*	2,200	291,654
OIL & GAS EQUIPMENT & SERVICES—3.4%
Schlumberger NV	10,200	567,732
PHARMACEUTICALS—6.4%
Eli Lilly & Co.	1,950	1,080,163
SEMICONDUCTORS—2.9%
NVIDIA Corp.	1,225	499,555
SYSTEMS SOFTWARE—6.8%
Microsoft Corp.	3,425	1,158,027
TOTAL UNITED STATES
(Cost $5,558,616)		7,764,052
TOTAL COMMON STOCKS
(Cost $14,764,953)		16,692,041

PREFERRED STOCKS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	33,858	—
(Cost $152,361)
Total Investments
(Cost $14,917,314)	98.3%	$16,692,041
Affiliated Securities (Cost $152,361)		—
Unaffiliated Securities (Cost $14,764,953)		16,692,041
Other Assets in Excess of Liabilities	1.7%	294,697
NET ASSETS	100.0%	$16,986,738

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
*	Non-income producing security.

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2023 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Prosetta Biosciences, Inc., Series D	2/6/15	$152,361	0.40%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities October 31, 2023

	Alger Global Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$16,692,041
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	—
Cash and cash equivalents	223,008
Dividends and interest receivable	28,638
Receivable from Investment Manager	11,542
Prepaid expenses	110,469
Total Assets	17,065,698

LIABILITIES:
Accrued investment advisory fees	12,178
Accrued distribution fees	3,528
Accrued shareholder administrative fees	235
Accrued administrative fees	419
Accrued professional fees	35,134
Accrued transfer agent fees	8,163
Accrued printing fees	7,834
Accrued fund accounting fees	2,296
Accrued custodian fees	550
Accrued trustee fees	77
Accrued other expenses	8,546
Total Liabilities	78,960
NET ASSETS	$16,986,738

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	15,490,931
Distributable earnings	1,495,807
NET ASSETS	$16,986,738
* Identified cost	$14,764,953	(a)
** Identified cost	$152,361	(a)

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities October 31, 2023 (Continued)

Alger Global Focus Fund

NET ASSETS BY CLASS:
Class A	$13,660,567
Class C	$476,329
Class I	$181,949
Class Z	$2,667,893

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	593,349
Class C	22,761
Class I	8,107
Class Z	111,414

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$23.02
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$24.30
Class C — Net Asset Value Per Share Class C	$20.93
Class I — Net Asset Value Per Share Class I	$22.44
Class Z — Net Asset Value Per Share Class Z	$23.95

See Notes to Financial Statements.

(a) At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,921,107, amounted to $2,174,598 which consisted of aggregate gross unrealized appreciation of $3,873,448 and aggregate gross unrealized depreciation of $1,698,850.

ALGER GLOBAL FOCUS FUND

Statement of Operations for the year ended October 31, 2023

Alger Global Focus
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$151,306
Interest	12,257
Total Income	163,563

EXPENSES:
Investment advisory fees — Note 3(a)	147,767
Distribution fees — Note 3(c)
Class A	36,878
Class C	6,551
Class I	529
Shareholder administrative fees — Note 3(f)	2,848
Administration fees — Note 3(b)	5,080
Registration fees	59,643
Professional fees	53,383
Fund accounting fees	53,105
Transfer agent fees — Note 3(f)	15,983
Printing fees	15,308
Custodian fees	9,600
Trustee fees — Note 3(g)	941
Interest expenses	100
Other expenses	14,586
Total Expenses	422,302
Less, expense reimbursements/waivers — Note 3(a)	(154,111)
Net Expenses	268,191
NET INVESTMENT LOSS	(104,628)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	320,645
Net realized (loss) on foreign currency transactions	(7,539)
Net change in unrealized appreciation on unaffiliated investments	586,097
Net change in unrealized appreciation on foreign currency	2,232
Net realized and unrealized gain on investments and foreign currency	901,435
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$796,807
* Foreign withholding taxes	$14,512

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statements of Changes in Net Assets

	Alger Global Focus Fund
	For the Year Ended	For the Year Ended
	October 31, 2023	October 31, 2022

Net investment loss	$(104,628)	$(223,891)
Net realized gain (loss) on investments and foreign currency	313,106	(483,232)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	588,329	(10,085,243)
Net increase (decrease) in net assets resulting from operations	796,807	(10,792,366)

Dividends and distributions to shareholders:
Class A	—	(1,963,744)
Class C	—	(161,011)
Class I	—	(33,673)
Class Z	—	(884,100)
Total dividends and distributions to shareholders	—	(3,042,528)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(845,150)	874,160
Class C	(397,111)	(345,615)
Class I	(120,652)	75,410
Class Z	(292,334)	(4,488,597)
Net decrease from shares of beneficial interest transactions — Note 6	(1,655,247)	(3,884,642)
Total decrease	(858,440)	(17,719,536)

Net Assets:
Beginning of period	17,845,178	35,564,714
END OF PERIOD	$16,986,738	$17,845,178

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$22.12	$36.67	$26.21	$21.37	$21.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.26)	(0.31)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investments	1.05	(11.10)	10.77	5.62	1.36
Total from investment operations	0.90	(11.36)	10.46	5.46	1.24
Dividends from net investment income	—	—	—	(0.62)	(0.14)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$23.02	$22.12	$36.67	$26.21	$21.37
Total return(ii)	4.07%	(33.73)%	39.91%	26.08%	6.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,661	$13,900	$22,407	$16,703	$14,967
Ratio of gross expenses to average net assets	2.30%	2.06%	1.73%	2.19%	2.50%
Ratio of expense reimbursements to average net assets	(0.80)%	(0.56)%	(0.23)%	(0.69)%	(1.08)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.42%
Ratio of net investment loss to average net assets	(0.62)%	(0.99)%	(0.97)%	(0.69)%	(0.60)%
Portfolio turnover rate	35.65%	36.86%	64.10%	102.71%	224.06%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$20.26	$34.09	$24.54	$20.05	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.30)	(0.43)	(0.50)	(0.31)	(0.26)
Net realized and unrealized gain (loss) on investments	0.97	(10.21)	10.05	5.27	1.27
Total from investment operations	0.67	(10.64)	9.55	4.96	1.01
Dividends from net investment income	—	—	—	(0.47)	—
Distributions from net realized gains	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$20.93	$20.26	$34.09	$24.54	$20.05
Total return(ii)	3.31%	(34.21)%	38.86%	25.17%	6.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$476	$831	$1,922	$1,910	$2,241
Ratio of gross expenses to average net assets	3.19%	2.78%	2.43%	2.96%	3.30%
Ratio of expense reimbursements to average net assets	(0.94)%	(0.53)%	(0.24)%	(0.71)%	(1.13)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.19%	2.25%	2.17%
Ratio of net investment loss to average net assets	(1.37)%	(1.73)%	(1.66)%	(1.42)%	(1.35)%
Portfolio turnover rate	35.65%	36.86%	64.10%	102.71%	224.06%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$21.51	$35.66	$25.42	$20.79	$21.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.19)	(0.21)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.02	(10.77)	10.45	5.45	1.32
Total from investment operations	0.93	(10.96)	10.24	5.37	1.26
Dividends from net investment income	—	—	—	(0.74)	(0.13)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$22.44	$21.51	$35.66	$25.42	$20.79
Total return(ii)	4.32%	(33.55)%	40.23%	26.55%	7.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$182	$286	$376	$546	$466
Ratio of gross expenses to average net assets	2.40%	2.03%	1.70%	2.18%	2.63%
Ratio of expense reimbursements to average net assets	(1.15)%	(0.78)%	(0.49)%	(1.03)%	(1.51)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.21%	1.15%	1.12%
Ratio of net investment loss to average net assets	(0.39)%	(0.73)%	(0.68)%	(0.35)%	(0.28)%
Portfolio turnover rate	35.65%	36.86%	64.10%	102.71%	224.06%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$22.89	$37.65	$26.78	$21.89	$22.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.15)	(0.15)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.09	(11.42)	11.02	5.74	1.39
Total from investment operations	1.06	(11.57)	10.87	5.70	1.36
Dividends from net investment income	—	—	—	(0.81)	(0.23)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)
Net asset value, end of period	$23.95	$22.89	$37.65	$26.78	$21.89
Total return(ii)	4.63%	(33.38)%	40.54%	26.76%	7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,668	$2,828	$10,860	$3,346	$2,718
Ratio of gross expenses to average net assets	1.97%	1.65%	1.42%	1.86%	2.35%
Ratio of expense reimbursements to average net assets	(0.98)%	(0.66)%	(0.43)%	(0.87)%	(1.38)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.97%
Ratio of net investment loss to average net assets	(0.11)%	(0.53)%	(0.44)%	(0.19)%	(0.12)%
Portfolio turnover rate	35.65%	36.86%	64.10%	102.71%	224.06%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.

The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares are generally sold to institutional investors and are sold without an initial or deferred sales charge. Class Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Fund’s custodian and administrator from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Fund. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Fund having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Fund may significantly differ from the valuations that would have been assigned by the Fund had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Fund's tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a)  Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

Prior to April 1, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2023
Alger Global Focus Fund	0.70%(a)	1.45%(b)	0.45%(c)	0.19%(d)	$154,111

(a) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class A shares, could not exceed 1.50%.

(b) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class C shares, could not exceed 2.25%.

(c)  Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class I shares, could not exceed 1.25%.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class Z shares, could not exceed 0.99%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Investment Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2023, there were no recoupments made to the Investment Manager.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted distribution plans for its Class A, Class C and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Fund’s shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund. For the year ended October 31, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Global Focus Fund	$15

(e) Brokerage Commissions: During the year ended October 31, 2023, the Fund paid Alger LLC $508 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets for the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2023, Alger Management charged back $6,360 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Fund may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended October 31, 2023.

(i) Interfund Loans: The Fund, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Fund. There were no interfund loans outstanding as of the year ended October 31, 2023.

There were no interfund loan interest expenses incurred by the Fund during the year ended October 31, 2023.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities, for the year ended October 31, 2023:

	PURCHASES	SALES
Alger Global Focus Fund	$6,444,790	$8,282,866

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowings:

The Fund may borrow from the Fund’s Custodian, on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Fund may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2023, the Fund had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Global Focus Fund	$1,387	7.11%

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2023 by the Fund was as follows:

HIGHEST BORROWING
Alger Global Focus Fund	$129,065

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended October 31, 2023 and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	14,320	$340,865	24,680	$714,716
Shares converted from Class C	152	3,761	35	947
Dividends reinvested	—	—	57,047	1,844,318
Shares redeemed	(49,534)	(1,189,776)	(64,398)	(1,685,821)
Net increase (decrease)	(35,062)	$(845,150)	17,364	$874,160
Class C:
Shares sold	1,025	$22,112	414	$10,495
Shares converted to Class A	(167)	(3,761)	(38)	(947)
Dividends reinvested	—	—	5,401	161,011
Shares redeemed	(19,096)	(415,462)	(21,153)	(516,174)
Net decrease	(18,238)	$(397,111)	(15,376)	$(345,615)
Class I:
Shares sold	371	$8,426	5,193	$125,364
Dividends reinvested	—	—	1,073	33,673
Shares redeemed	(5,554)	(129,078)	(3,525)	(83,627)
Net increase (decrease)	(5,183)	$(120,652)	2,741	$75,410
Class Z:
Shares sold	17,313	$409,553	19,269	$658,261
Dividends reinvested	—	—	24,862	828,146
Shares redeemed	(29,462)	(701,887)	(208,986)	(5,975,004)
Net decrease	(12,149)	$(292,334)	(164,855)	$(4,488,597)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2023 and the year ended October 31, 2022 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2023	OCTOBER 31, 2022
Alger Global Focus Fund
Distributions paid from:
Ordinary Income	$—	$582,350
Long-term capital gain	—	2,460,178
Total distributions paid	$—	$3,042,528

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Alger Global Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(224,510)
Late year ordinary income losses	(51,058)
Net unrealized appreciation	1,771,375
Total accumulated earnings	$1,495,807

During the year ended October 31, 2023, the Fund, for federal income tax purposes, had capital loss carryforwards of $224,510. These amount will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and this amount may be applied against future net realized gains until its utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax. For the year ended October 31, 2023, there were no accrued taxes on foreign capital gains.

Permanent differences, primarily from net operating losses resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2023:

Alger Global Focus Fund
Distributable earnings	$182,984
Paid-in Capital	$(182,984)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,255,950		$2,377,292	$878,658	$—
Consumer Staples	677,097		344,917	332,180	—
Energy	1,240,923		567,732	673,191	—
Financials	2,650,292		2,261,862	388,430	—
Healthcare	2,395,214		1,727,777	667,437	—
Industrials	824,903		—	824,903	—
Information Technology	5,336,576		3,530,005	1,806,571	—
Materials	311,086		—	311,086	—
TOTAL COMMON STOCKS	$16,692,041		$10,809,585	$5,882,456	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$16,692,041		$10,809,585	$5,882,456	$—

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

The following table provides quantitative information about the Fund’s Level 3 fair value measurements of the Fund’s investments as of October 31, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Fund’s fair value measurements.

	Fair Value		Valuation	Unobservable		Weighted
	October 31, 2023		Methodology	Input	Range/Input	Average Inputs
Alger Global Focus Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the year ended October 31, 2023, there were no changes in valuation methodology on Level 3 investments.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$223,008	$—	$223,008	$—

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Fund throughout the year or as of October 31, 2023.

NOTE 10 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2023, as disclosed in the following table, the Fund held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the Fund for purposes of the 1940 Act. Transactions during the year ended October 31, 2023 with such affiliated persons are summarized below.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares			Shares			Net Change
	Held at			Held at			in	Value at
	October 31,	Shares	Shares	October 31,	Dividend	Realized	Unrealized	October 31,
Security	2022	Purchased	Sold	2023	Income	Gain (Loss)	App(Dep)	2023
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	33,858	—	—	33,858	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Fund because the Fund and Prosetta Biosciences, Inc., Series D are under common control.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Alger Global Focus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Global Focus Fund (the “Fund”), including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 22, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2023 and ending October 31, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Six Months Ended October 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2023(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$903.80	$7.20	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	941.00	11.01	2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42	2.25
Class I	Actual	1,000.00	955.30	6.16	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Z	Actual	1,000.00	956.90	4.88	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	28	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
Roger P. Cheever (1945)	Trustee since 2007	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	28	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2003	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):
Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC; Secretary and Manager, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Fund (the “Management Agreement”) for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described below).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreement.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to the Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (the Fund’s oldest share class).

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Fund, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Fund. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s view on its overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreements.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of the Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Fund’s performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Fund and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Fund’s growth investment style as compared to a universe of peers comprised of actively managed funds within the Fund’s Morningstar category, and as compared to the Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that the Fund’s performance was acceptable, including particularly in the context of management’s plans to address underperformance. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group and was in the fourth quartile of its Peer Universe. The Board considered FUSE’s commentary regarding the impact of the Fund’s strong growth bias on relative performance.

Comparative Fees and Expenses

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/or expense reimbursement arrangements for the Fund, including specific share classes thereof as well as any changes to specific class expense reimbursement arrangements that the Board had made during the prior year, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed the factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations.

The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile and fourth (most expensive) quartile of its Peer Group, respectively. The Board also considered, and subsequently approved, Fred Alger Management’s proposal to decrease the expense cap for Class A shares of the Fund effective February 29, 2024.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Fund that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to the Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion

The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice		Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number and

●  Account balances and

●  Transaction history and

●  Purchase history and

●  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes —	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

● Open an account or

● Make deposits or withdrawals from your account or

● Give us your contact information or

● Provide account information or

● Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

● sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund’s policies and procedures regarding such disclosure. These agreements must be approved by the Fund’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL FOCUS FUND

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AGAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2023	$28,700
October 31, 2022	$40,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2023	$6,050
October 31, 2022	$12,050

d) All Other Fees:
October 31, 2023	$1,107
October 31, 2022	$2,418

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
October 31, 2023	$260,680, €105,649
October 31, 2022	$300,142, €99,042

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

 a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

By:	/s/ Michael D. Martins
Name:	Michael D. Martins
Title:	Principal Financial Officer
Date:	December 20, 2023